                                                                   Exhibit 23.01


                     CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-50020) of General Host Corporation of our report dated February 28, 1996 appearing on page F-1 of this Form 10-K.






Price Waterhouse LLP

Detroit, Michigan
April 24, 1996